POWER OF ATTORNEY

     The undersigned officers and directors of TEMPLETON INSTITUTIONAL FUNDS, INC., a Maryland Corporation (the "Registrant") hereby appoint CRAIG S. TYLE, DAVID P. GOSS, ROBERT C. ROSSELOT, SHEILA M. BARRY, LORI A. WEBER, BRUCE G. LETO, LISA A. DUDA, LARRY P. STADULIS, and KRISTIN H. IVES (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

     The undersigned officers and directors hereby execute this Power of Attorney as of the 4th day of December, 2007.


/s/GARY P. MOTYL                        /s/DAVID W. NIEMIEC
-------------------------------         --------------------------------------
Gary P. Motyl, President and            David W. Niemiec, Director
Chief Executive Officer -
Investment Management

/s/HARRIS J. ASHTON                     /s/FRANK A. OLSON
-------------------------------         --------------------------------------
Harris J. Ashton, Director              Frank A. Olson, Director


/s/NICHOLAS F. BRADY                    /s/LARRY D. THOMPSON
-------------------------------         --------------------------------------
Nicholas F. Brady, Director             Larry D. Thompson, Director


/s/FRANK J. CROTHERS                    /s/CONSTANTINE D. TSERETOPOULOS
-------------------------------         --------------------------------------
Frank J. Crothers, Director             Constantine D. Tseretopoulos, Director


/s/EDITH E. HOLIDAY                     /s/ROBERT E. WADE
-------------------------------         --------------------------------------
Edith E. Holiday, Director              Robert E. Wade, Director


/s/CHARLES B. JOHNSON                   /s/JIMMY D. GAMBILL
-------------------------------         --------------------------------------
Charles B. Johnson, Director            Jimmy D. Gambill, Senior Vice President
                                        and Chief Executive Officer -Finance
                                        and Administration


/s/GREGORY E. JOHNSON                   /s/GALEN G. VETTER
-------------------------------         --------------------------------------
Gregory E. Johnson, Director            Galen G. Vetter, Chief Financial
                                        Officer and Chief Accounting Officer